UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2019

ALLISON TRANSMISSION HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35456	26-0414014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Allison Way, Indianapolis, Indiana	46222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 242-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common stock, $0.01 par value	ALSN	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 8, 2019, the Company held its annual meeting of stockholders. At the meeting, stockholders took the following actions:

•	elected eleven directors for one-year terms ending at the 2020 annual meeting of stockholders (Proposal 1);

•	ratified the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for 2018 (Proposal 2);

•	approved, in an advisory, non-binding vote, the compensation paid to the Company’s named executive officers (Proposal 3); and

•	approved, in an advisory, non-binding, vote, the holding of future advisory votes on the compensation paid to the Company’s named executive officers every year (Proposal 4).

The vote tabulation for each proposal follows:

Proposal 1 – Election of Directors.

NOMINEES	FOR	AGAINST	ABSTAIN
Judy L. Altmaier	109,447,152	118,778	40,430
Stan A. Askren	109,419,914	165,188	21,258
Lawrence E. Dewey	107,399,308	2,185,863	21,189
David C. Everitt	108,793,442	791,785	21,133
Alvaro Garcia-Tunon	106,250,326	3,334,971	21,063
David S. Graziosi	109,444,702	140,426	21,232
William R. Harker	109,007,115	441,813	157,432
Carolann I. Haznedar	109,294,492	270,877	40,991
Richard P. Lavin	109,372,633	212,544	21,183
Thomas W. Rabaut	108,487,180	1,097,997	21,183
Richard V. Reynolds	108,748,303	689,637	168,420

Proposal 2 – Ratification of Appointment of PwC.

FOR	AGAINST	ABSTAIN
113,652,568	1,579,146	19,623

Proposal 3 – Advisory Vote on Executive Compensation.

FOR	AGAINST	ABSTAIN
99,966,967	9,333,773	305,620

Proposal 3 – Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation.

1 YEAR	2 YEARS	3 YEARS	ABSTAIN
107,641,591	23,353	1,910,608	30,808

In accordance with the Board of Directors’ recommendation and the voting results on this advisory proposal, the Board of Directors has determined that the Company will hold future advisory votes on the compensation paid to the Company’s named executive officers every year until the next required advisory vote on the frequency of advisory votes on executive compensation, which will occur no later than the Company’s annual meeting of stockholders in 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allison Transmission Holdings, Inc.

Date: May 9, 2019	By:	/s/ Eric C. Scroggins
Eric C. Scroggins
Vice President, General Counsel and Secretary